Prospectus Supplement dated February 7, 2022
Product Name	Prospectus Form #/Date
RiverSource ® Signature Variable Annuity	43444 CH (5/21) / May 1, 2021
RiverSource ® Signature One Variable Annuity	240192 CH (5/21) / May 1, 2021
RiverSource ® Signature Variable Universal Life Insurance	S-6482 CA (1/07) / January 2, 2007
The following information describes a change to an investment option offered under the variable annuity contracts and the variable life insurance policy listed above (the “Contracts”). Please retain this supplement with your latest printed prospectus for future reference. Except as modified in this supplement, all other terms and information in the prospectus remain in effect and unchanged.
The Board of Directors of AB Variable Products Series Fund, Inc. offering Class B shares of AB VPS Intermediate Bond Portfolio (the “Fund”) has approved the liquidation and termination of the Fund. The Fund expects to make liquidating distributions on or shortly after March 4, 2022 and will convert its assets to cash shortly before this date (the “Liquidation Date). On the Liquidation Date, the Fund’s shareholders will receive a liquidating distribution in an amount equal to the net asset value of the Fund shares. Shareholders of the Fund may redeem their investment in the Fund at any time prior to the Liquidation Date.
If you have Contract Value allocated to the Fund, you may transfer it to any other available investment option prior to the Liquidation Date. Such transfers will not count toward any Contract level limitation on the number of transfers allowed per year. Any Contract value remaining in the Fund on the Liquidation Date will be transferred to the Columbia Variable Portfolio – Government Money Market Fund without charge. Thereafter, the Fund will no longer be available as an investment option under your Contract.
For 30 days after the Liquidation Date, you may surrender Contract value allocated to Columbia Variable Portfolio – Government Money Market Fund without charge.
For 90 days after the Liquidation Date, you may transfer Contract value allocated to the Columbia Variable Portfolio – Government Money Market Fund to any other investment option available under your Contract without charge. Such transfers will not count toward any Contract level limitations on the number of transfers allowed per year.
After the Liquidation Date, the liquidating Fund is no longer available as an investment option under the Contracts listed above.
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
240192-4 A (02/22)
1